EXHIBIT 3.2

                         SENIOR HOUSING PROPERTIES TRUST




                           AMENDED AND RESTATED BYLAWS




                      As Amended and Restated May 11, 2000


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                                            Table of Contents

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ARTICLE I    OFFICES...................................................................................1
             Section 1.1.  Principal Office............................................................1
             Section 1.2.  Additional Offices..........................................................1

ARTICLE II   MEETINGS OF SHAREHOLDERS..................................................................1
             Section 2.1.  Place.......................................................................1
             Section 2.2.  Annual Meeting..............................................................1
             Section 2.3.  Special Meetings............................................................1
             Section 2.4.  Notice of Regular or Special Meetings.......................................1
             Section 2.5.  Notice of Adjourned Meetings................................................2
             Section 2.6.  Scope of Notice.............................................................2
             Section 2.7.  Organization of Shareholder Meetings........................................2
             Section 2.8.  Quorum......................................................................3
             Section 2.9.  Voting......................................................................3
             Section 2.10. Proxies.....................................................................3
             Section 2.11. Voting Rights...............................................................3
             Section 2.12. Voting of Shares by Certain Holders.........................................3
             Section 2.13. Inspectors..................................................................4
             Section 2.14. Reports to Shareholders.....................................................4
             Section 2.15. Nominations and Proposals by Shareholders...................................5
             Section 2.16. No Shareholder Actions by Written Consent...................................7
             Section 2.17. Voting by Ballot............................................................8

ARTICLE III  TRUSTEES..................................................................................8
             Section 3.1.  General Powers; Qualifications; Trustees Holding Over.......................8
             Section 3.2.  Independent Trustees........................................................8
             Section 3.3.  Managing Trustees...........................................................8
             Section 3.4.  Number and Tenure...........................................................8
             Section 3.5.  Annual and Regular Meetings.................................................8
             Section 3.6.  Special Meetings............................................................8
             Section 3.7.  Notice......................................................................8
             Section 3.8.  Quorum......................................................................9
             Section 3.9.  Voting......................................................................9
             Section 3.10. Telephone Meetings..........................................................9
             Section 3.11. Informal Action by Trustees.................................................9
             Section 3.12. Waiver of Notice............................................................9
             Section 3.13. Vacancies..................................................................10
             Section 3.14. Compensation; Financial Assistance.........................................10
             Section 3.15. Removal of Trustees........................................................10
             Section 3.16. Loss of Deposits...........................................................10
             Section 3.17. Surety Bonds...............................................................11
             Section 3.18. Reliance...................................................................11
             Section 3.19. Interested Trustee Transactions............................................11

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             Section 3.20. Qualifying Shares Not Required.............................................11
             Section 3.21. Certain Rights of Trustees, Officers, Employees and Agents.................11
             Section 3.22. Certain Transactions.......................................................11

ARTICLE IV   COMMITTEES...............................................................................11
             Section 4.1.  Number; Tenure and Qualifications..........................................11
             Section 4.2.  Powers.....................................................................11
             Section 4.3.  Meetings...................................................................11
             Section 4.4.  Telephone Meetings.........................................................12
             Section 4.5.  Informal Action by Committees..............................................12
             Section 4.6.  Vacancies..................................................................12

ARTICLE V    OFFICERS.................................................................................12
             Section 5.1.  General Provisions.........................................................12
             Section 5.2.  Removal and Resignation....................................................13
             Section 5.3.  Vacancies..................................................................13
             Section 5.4.  Chief Executive Officer....................................................13
             Section 5.5.  Chief Operating Officer....................................................13
             Section 5.6.  Chief Financial Officer....................................................13
             Section 5.7.  Chairman and Vice Chairman of the Board....................................13
             Section 5.8.  President..................................................................14
             Section 5.9.  Vice Presidents............................................................14
             Section 5.10. Secretary..................................................................14
             Section 5.11. Treasurer..................................................................14
             Section 5.12. Assistant Secretaries and Assistant Treasurers.............................14

ARTICLE VI   CONTRACTS, LOANS, CHECKS AND DEPOSITS....................................................15
             Section 6.1.  Contracts..................................................................15
             Section 6.2.  Checks and Drafts..........................................................15
             Section 6.3.  Deposits...................................................................15

ARTICLE VII  SHARES...................................................................................15
             Section 7.1.  Certificates...............................................................15
             Section 7.2.  Transfers..................................................................16
             Section 7.3.  Replacement Certificate....................................................16
             Section 7.4.  Closing of Transfer Books or Fixing of Record Date.........................16
             Section 7.5.  Share Ledger...............................................................17
             Section 7.6.  Fractional Shares; Issuance of Units.......................................17

ARTICLE VIII FISCAL YEAR..............................................................................17

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ARTICLE IX   DISTRIBUTIONS............................................................................17
             Section 9.1.  Authorization..............................................................17
             Section 9.2.  Contingencies..............................................................17

ARTICLE X    SEAL.....................................................................................18
             Section 10.1. Seal.......................................................................18
             Section 10.2. Affixing Seal..............................................................18

ARTICLE XI   INDEMNIFICATION AND ADVANCE OF EXPENSES..................................................18

ARTICLE XII  WAIVER OF NOTICE.........................................................................19

ARTICLE XIII THE ADVISOR..............................................................................19
             Section 13.1. Employment of Advisor......................................................19
             Section 13.2. Other Activities of Advisor................................................19

ARTICLE XIV  AMENDMENT OF BYLAWS......................................................................20

ARTICLE XV   MISCELLANEOUS............................................................................20
             Section 15.1. References to Declaration of Trust.........................................20
             Section 15.2. Inspection of Bylaws.......................................................20
             Section 15.3. Election to be Subject to Part of Title 3, Subtitle 8......................20
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                                                   iii

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                         SENIOR HOUSING PROPERTIES TRUST

                           AMENDED AND RESTATED BYLAWS


                                   ARTICLE I

                                     OFFICES

         Section 1.1. Principal Office. The principal office of the Trust shall be located at such place or places as the Board of Trustees may designate.

         Section 1.2. Additional Offices. The Trust may have additional offices at such places as the Board of Trustees may from time to time determine or the business of the Trust may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 2.1. Place. All meetings of shareholders shall be held at the principal office of the Trust or at such other place within the United States as is designated by the Trustees or the Chairman or President, given either before or after the meeting and filed with the secretary of the Trust.

         Section 2.2. Annual Meeting. An annual meeting of the shareholders for the election of Trustees and the transaction of any business within the powers of the Trust shall be held within six months after the end of each fiscal year. Failure to hold an annual meeting does not invalidate the Trust's existence or affect any otherwise valid acts of the Trust.

         Section 2.3. Special Meetings. Special meetings of shareholders may be called only by a majority of the Trustees. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. No business shall be transacted by the shareholders at a special meeting other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Trustees (or any duly authorized committee thereof) or (b) otherwise properly brought before the shareholders by or at the direction of the Trustees.

         Section 2.4. Notice of Regular or Special Meetings. Written notice specifying the place, day and hour of any regular or special meeting, the purposes of the meeting, and all other matters required by law shall be given to each shareholder of record entitled to vote, either personally or by sending a copy thereof by mail, telegraph or telecopier, charges prepaid, to his address appearing on the books of the Trust or theretofore given by him to the Trust for the purpose of notice or, if no address appears or has been given, addressed to the place where the principal office of the Trust is situated. If mailed, such notice shall be deemed to be given once deposited in the U.S. mail addressed to the shareholder at his post office address as it appears on the records of the Trust, with postage thereon prepaid. It shall be the duty of the secretary to give notice of each Annual Meeting of the Shareholders at least fifteen (15) days and not more


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than sixty  (60) days  before  the date on which it is to be held.  Whenever  an officer has been duly requested by the Trustees to call a special meeting of shareholders, it shall be his duty to fix the date and hour thereof, which date shall be not less than twenty (20) days and not more than sixty (60) days after the receipt of such request, and to give notice of such special meeting within ten (10) days after receipt of such request.

         Section 2.5. Notice of Adjourned Meetings. It shall not be necessary to give notice of the time and place of any adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken, except that when a meeting is adjourned for more than 120 days after the original record date, notice of the adjourned meeting shall be given as in the case of an original meeting.

         Section 2.6. Scope of Notice. No business shall be transacted at an annual or special meeting of shareholders except as specifically designated in the notice or otherwise properly brought before the shareholders by or at the direction of the Trustees.

         Section 2.7. Organization of Shareholder Meetings. Every meeting of shareholders shall be conducted by an individual appointed by the Trustees to be chairperson of the meeting or, in the absence of such appointment or the absence of the appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority or, in the absence of such officers, a chairperson chosen by the shareholders by the vote of holders of shares of beneficial interest representing a majority of the votes cast by shareholders present in person or represented by proxy. The secretary or, in the secretary's absence, an assistant secretary or, in the absence of both the secretary and any and all assistant secretaries, a person appointed by the Trustees or, in the absence of such appointment, a person appointed by the chairperson of the meeting shall act as secretary of the meeting and record the minutes of the meeting. If the secretary presides as chairperson at a meeting of the shareholders, then the secretary shall not also act as secretary of the meeting and record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of shareholders shall be determined by the chairperson of the meeting. The chairperson of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairperson, are appropriate for the proper conduct of the meeting, including, without limitation: (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to shareholders of record of the Trust, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (c) limiting participation at the meeting on any matter to shareholders of record of the Trust entitled to vote on such matter, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any shareholder or other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless otherwise determined by the chairperson of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure or any established rules of order.

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         Section 2.8. Quorum.  At any meeting of  shareholders,  the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Declaration of Trust for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the shareholders, the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 2.9. Voting. A majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required herein or by statute or by the Declaration of Trust.

         Section 2.10. Proxies. A shareholder may cast the votes entitled to be cast by him either in person or by proxy executed by the shareholder or by his duly authorized agent in any manner permitted by law. Such proxy shall be filed with such officer of the Trust as the Trustees shall have designated for such purpose for verification prior to such meeting. Any proxy relating to the Trust's shares of beneficial interest shall be valid until the expiration date therein or, if no expiration is so indicated, for such period as is permitted pursuant to Maryland law. At a meeting of shareholders, all questions concerning the qualification of voters, the validity of proxies, and the acceptance or rejection of votes, shall be decided by the secretary of the meeting, unless inspectors of election are appointed pursuant to Section 2.13, in which event such inspectors shall pass upon all questions and shall have all other duties specified in said section.

         Section 2.11. Voting Rights. The Board of Trustees shall fix the date for determination of shareholders entitled to vote at a meeting of shareholders. If no date is fixed for the determination of the shareholders entitled to vote at any meeting of shareholders, only persons in whose names shares entitled to vote stand on the share records of the Trust at the opening of business on the day of any meeting of shareholders shall be entitled to vote at such meeting.

         Section 2.12. Voting of Shares by Certain Holders. Shares of the Trust registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the governing board of such corporation or other entity or pursuant to an agreement of the partners of the partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such shares. Any trustee or other fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy.

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         Shares of the Trust  directly  or  indirectly  owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

         The Trustees may adopt by resolution a procedure by which a shareholder may certify in writing to the Trust that any shares registered in the name of the shareholder are held for the account of a specified person other than the shareholder. The resolution shall set forth the class of shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the share transfer books, the time after the record date or closing of the share transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Trustees consider necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the shareholder of record of the specified shares in place of the shareholder who makes the certification.

         Notwithstanding any other provision contained herein or in the Declaration of Trust or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of beneficial interest of the Trust. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

         Section 2.13. Inspectors. At any meeting of shareholders, the chairperson of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting at the meeting.

         Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

         Section 2.14. Reports to Shareholders. The Trustees shall submit to the shareholders at or before the annual meeting of shareholders a report of the business and operations of the Trust during such fiscal year containing financial statements of the Trust, accompanied by the report of an independent certified public accountant, and such further information as the Trustees may determine is required pursuant to any law or regulation to which the Trust is subject. Within the earlier of twenty (20) days after the annual meeting of shareholders or 120 days after the end of the fiscal year of the Trust, the Trustees shall place the annual report on file at the principal office of the Trust and with any governmental agencies as may be required by law and as the Trustees may deem appropriate.

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            Section 2.15. Nominations and Proposals by Shareholders.

                  Section 2.15.1 Annual Meetings of Shareholders. (a) Nominations of persons for election to the Board of Trustees and business to be transacted by the shareholders at an annual meeting of shareholders may be properly brought before the meeting (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Trustees or (iii) by any shareholder of the Trust who is a shareholder of record both at the time of giving of notice provided for in this Section 2.15.1 and at the time of the annual meeting, who is entitled to vote at the meeting and who complies with the terms and provisions set forth in this Section 2.15.1.

                  (b) For nominations for election to the Board of Trustees or business to be properly brought before an annual meeting by a shareholder pursuant to Section 2.15.1(a)(iii), the shareholder must have given timely notice thereof in writing to the secretary of the Trust and such business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder's notice shall be delivered to the secretary at the principal executive offices of the Trust not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to the date of mailing of the notice for such annual meeting or (ii) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Trust. In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above. A shareholder's notice shall set forth: (A) as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee, (1) such person's name, age, business address and residence address, (2) the class and number of shares of beneficial interest of the Trust that are beneficially owned or owned of record by such person and (3) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected; (B) as to any business that the shareholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of such shareholder in such business (including any anticipated benefit to the shareholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such shareholder, as they appear on the Trust's share ledger and current name and address, if different, of any such beneficial owner and (2) the class and number of shares of the Trust which are owned beneficially and of record by such shareholder and any such beneficial owner.

                  (c) Notwithstanding anything in the second sentence of Section 2.15.1(b) to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement by the Trust of such action or specifying the size of the increased Board of Trustees at least one hundred (100) days prior to the first anniversary of the date of mailing of notice for the preceding year's annual meeting, a shareholder's notice required by this Section 2.15.1 also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the secretary at the principal executive offices of the Trust not later than the close of business on the 10th day immediately following the day on which such public announcement first is made by the Trust.

                  Section 2.15.2 Shareholder Proposals Causing Covenant Breaches. At the same time as or prior to the submission of any shareholder proposal of business to be conducted at an annual meeting that, if approved and implemented by the Trust, would cause the Trust to be in breach of any covenant of the Trust in any existing or proposed debt instrument of the Trust or agreement of the Trust with any lender, the proponent shareholder or shareholders must submit to the secretary of the Trust at the principal executive offices of the Trust (a) evidence satisfactory to the Board of Trustees of the lender's willingness to waive the breach of covenant or (b) a plan for repayment of the indebtedness to the lender, satisfactory to the Board of Trustees, specifically identifying the source of funds to be used in the repayment and presenting evidence satisfactory to the Board of Trustees that the identified funds could be applied by the Trust to the repayment.

                  Section 2.15.3 Shareholder Proposals Requiring Regulatory Notice, Consent or Approval. At the same time or prior to the submission of any shareholder proposal of business to be conducted at an annual meeting that, if approved, could not be implemented by the Trust without notifying or obtaining the consent or approval of any federal, state, municipal or other regulatory body, the proponent shareholder or shareholders must submit to the secretary of the Trust at the principal executive offices of the Trust (a) evidence satisfactory to the Board of Trustees that any and all required notices, consents or approvals have been given or obtained or (b) a plan, satisfactory to the Board of Trustees, for making the requisite notices or obtaining the requisite consents or approvals, as applicable, prior to the implementation of the proposal.

                  Section 2.15.4 Special Meetings of Shareholders. As set forth in Section 2.3, only business properly brought before the meeting pursuant to a proper notice of meeting by or at the direction of the Trustees shall be conducted at a special meeting of shareholders. Nominations of persons for election to the Board of Trustees only may be made at a special meeting of shareholders at which Trustees are to be elected: (a) pursuant to the Trust's notice of meeting; (b) by or at the direction of the Board of Trustees; or (c) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any shareholder of the Trust who is a shareholder of record both at the time of giving of notice provided for in this
Section 2.15.4 and at the time of the special meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this
Section 2.15.4. In the event the Trust calls a special meeting of shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust's notice of meeting, if the shareholder's notice contains the information required by Section 2.15.1(b) and the shareholder has given timely notice thereof in writing to the secretary of the Trust at the principal executive offices of the

Trust. To be timely, a shareholder's notice shall be delivered to the secretary of the Trust at the principal executive offices of the Trust not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (i) the 90th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above.

                  Section 2.15.4 General.

                  (a) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.15 shall be eligible to serve as Trustees and only such business as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.15 shall be transacted at a meeting of shareholders. The chairperson of the meeting shall have the power and duty to determine whether a nomination proposed to be made at or any business proposed to be brought before the meeting was made at or brought before the meeting, as the case may be, in accordance with the procedures set forth in this Section 2.15 and, if any proposed nomination or business is not made at or brought before the meeting in compliance with this Section 2.15, to declare that such nomination or business is out of order and shall be disregarded.

                  (b) For  purposes  of this  Section  2.15,  (i) the  "date  of mailing  of the  notice"  shall  mean the date of the  proxy  statement  for the solicitation of proxies for the election of Trustees and (ii) "public announcement" shall mean disclosure in (A) a press release either transmitted to the principal securities exchange on which the Trust's common shares of beneficial interest are traded or reported by a recognized news service or (B) a document publicly filed by the Trust with the United States Securities and Exchange Commission.

                  (c) The Trust shall not be required to include in the Trust's proxy statement a shareholder nomination of one or more persons for election to the Board of Trustees or a shareholder proposal of business to be brought before an annual or special meeting of shareholders unless the proponent shareholder or shareholders shall have complied with (i) all applicable requirements of state and federal law and the rules and regulations thereunder, including without limitation Rule 14a-8 (or any successor provision) under the Exchange Act, and
(ii) the applicable  procedures and other requirements set forth in this Section
2.15. Nothing in this Section 2.15 shall be deemed to affect any right of the Trust to omit a shareholder proposal from the Trust's proxy statement under the Exchange Act, including without limitation nominations of persons for election to the Board of Trustees and business to be brought before the shareholders at an annual or special meeting of shareholders.

         Section 2.16. No Shareholder Actions by Written Consent. Shareholders shall not be authorized or permitted to take any action required or permitted to be taken at a meeting of shareholders by written consent, and may take such action only at an annual or special meeting as provided by Maryland law, the Declaration of Trust and hereby.

         Section 2.17. Voting by Ballot. Voting on any question or in any election may be viva voce unless the presiding officer of the meeting or any shareholder shall demand that voting be by ballot.

                                  ARTICLE III

                                    TRUSTEES

         Section 3.1. General Powers; Qualifications; Trustees Holding Over. The business and affairs of the Trust shall be managed under the direction of its Board of Trustees. A Trustee shall be an individual at least twenty-one (21) years of age who is not under legal disability. In case of failure to elect Trustees at an annual meeting of the shareholders, the Trustees holding over shall continue to direct the management of the business and affairs of the Trust until their successors are elected and qualify.

         Section 3.2. Independent Trustees. A majority of the Trustees holding office shall at all times be Independent Trustees (as defined below); provided, however, that upon a failure to comply with this requirement as a result of the creation of a temporary vacancy which must be filled by an Independent Trustee, whether as a result of enlargement of the Board of Trustees or the resignation, removal or death of a Trustee who is an Independent Trustee, such requirement shall not be applicable. An Independent Trustee is one who is not an employee of the Advisor (as defined in Article XIII) and who is not involved in the Trust's day-to-day activities.

         Section 3.3. Managing Trustees. Any Trustee who is not an Independent Trustee may be designated a Managing Trustee by the Board of Trustees.

         Section 3.4. Number and Tenure. Pursuant to the Articles Supplementary accepted for record by the State Department of Assessments and Taxation (the "SDAT") as of May 11, 2000, the number of Trustees constituting the entire Board of Trustees may be increased or decreased from time to time only by a vote of the Trustees, provided however that the tenure of office of a Trustee shall not be affected by any decrease in the number of Trustees.

         Section 3.5. Annual and Regular Meetings. An annual meeting of the Trustees shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this Bylaw being necessary. The time and place of the annual meeting of the Trustees may be changed by the Board of Trustees. The Trustees may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Trustees without other notice than such resolution.

         Section 3.6. Special Meetings. Special meetings of the Trustees may be called at any time by the chairman of the board, any Managing Trustee or the president and shall be called by request of any two (2) Trustees then in office. The person or persons authorized to call special meetings of the Trustees may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Trustees called by them.

         Section 3.7. Notice. Notice of any special meeting shall be given by written notice delivered personally, telegraphed, delivered by electronic mail, telephoned, facsimile-transmitted or mailed to each Trustee at his business or
residence    address.    Personally    delivered,    telegraphed,
telephoned, facsimile-transmitted or electronically mailed notices shall be given at least twenty-four (24) hours prior to the meeting. Notice by mail shall be deposited in the U.S. mail at least seventy-two (72) hours prior to the meeting. Telephonic or facsimile-transmission notice shall be given at least forty-eight (48) hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail properly addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Trust by the Trustee. Telephone notice shall be deemed given when the Trustee is personally given such notice in a telephone call to which he is a party. Facsimile-transmission notice shall be deemed given upon completion of the transmission of the message to the number given to the Trust by the Trustee and receipt of a completed answer-back indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

         Section 3.8. Quorum. A majority of the Trustees shall constitute a quorum for transaction of business at any meeting of the Trustees, provided that, if less than a majority of such Trustees are present at a meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Declaration of Trust or these Bylaws, the vote of a majority of a particular group of Trustees is required for action, a quorum for that action must also include a majority of such group.

         The Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Trustees to leave less than a quorum.

         Section 3.9. Voting. The action of the majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Trustees, unless the concurrence of a greater proportion is required for such action by specific provision of an applicable statute, the Declaration of Trust or these Bylaws.

         Section 3.10. Telephone Meetings. Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting. Such meeting shall be deemed to have been held at a place designated by the Trustees at the meeting.

         Section 3.11. Informal Action by Trustees. Unless specifically otherwise provided in the Declaration of Trust, any action required or permitted to be taken at any meeting of the Trustees may be taken without a meeting, if a majority of the Trustees shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the records of the Trust and shall have the same force and effect as the affirmative vote of such Trustees at a duly held meeting of the Trustees at which a quorum was present.

         Section 3.12. Waiver of Notice. The actions taken at any meeting of the Trustees, however called and noticed or wherever held, shall be as valid as though taken at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Trustees not present signs a written waiver of notice, a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be lodged with the Trust records or made a part of the minutes of the meeting.

         Section 3.13. Vacancies. Pursuant to the Articles Supplementary accepted for record by the SDAT as of May 11, 2000, if for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than three (3) Trustees remain). Any vacancy on the Board of Trustees may be filled only by a majority of the remaining Trustees, even if the remaining Trustees do not constitute a quorum. Any Trustee elected to fill a vacancy shall hold office for the remainder of the full term of the class of Trustees in which the vacancy occurred and until a successor is elected and qualifies.

         The number of Trustees in Group I shall be two (2), the number of Trustees in Group II shall be two (2), and the number of Trustees in Group III shall be one (1) (each of Group I, Group II and Group III being referred to herein as a "Group"). A majority of the entire Board of Trustees shall designate the Group of which each Trustee shall be a member, subject to the limitations contained in Section 5.2.2 of the Declaration of Trust. In the event the Trustees reduce the size of the Board of Trustees, the majority of the entire Board of Trustees shall reduce the size of one or more Group or Groups by the aggregate reduction in the number of the Trustees, subject to the limitations contained in Section 5.2.2 of the Declaration of Trust.

         Section 3.14. Compensation; Financial Assistance.

                  Section 3.14.1 Compensation. The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as the Trustees may determine from time to time. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Trustees or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustee. The Trustees shall be entitled to receive remuneration for services rendered to the Trust in any other capacity, and such services may include, without limitation, services as an officer of the Trust, services as an employee of the Advisor, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any person affiliated with a Trustee.

                  Section 3.14.2 Financial Assistance to Trustees. The Trust may lend money to, guarantee an obligation of or otherwise assist a Trustee or a trustee of its direct or indirect subsidiary. The loan, guarantee or other assistance may be with or without interest, unsecured or secured in any manner that the Board of Trustees approves, including by a pledge of shares.

         Section 3.15. Removal of Trustees. The shareholders may, at any time, remove any Trustee in the manner provided in the Declaration of Trust.

         Section 3.16. Loss of Deposits. No Trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or shares have been deposited.

         Section 3.17. Surety Bonds. Unless specifically required by law, no Trustee shall be obligated to give any bond or surety or other security for the performance of any of his duties.

         Section 3.18. Reliance. Each Trustee, officer, employee and agent of the Trust shall, in the performance of his duties with respect to the Trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Advisor, accountants, appraisers or other experts or consultants selected by the Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Section 3.19. Interested Trustee Transactions. Section 2-419 of the Maryland General Corporation Law (the "MGCL") shall be available for and apply to any contract or other transaction between the Trust and any of its Trustees or between the Trust and any other trust, corporation, firm or other entity in which any of its Trustees is a trustee or director or has a material financial interest.

         Section 3.20. Qualifying Shares Not Required. Trustees need not be shareholders of the Trust.

         Section 3.21. Certain Rights of Trustees, Officers, Employees and Agents. The Trustees shall have no responsibility to devote their full time to the affairs of the Trust. Any Trustee or officer, employee or agent of the Trust, in his personal capacity or in a capacity as an affiliate, employee or agent of any other person, or otherwise, may have business interests and engage in business activities similar or in addition to those of or relating to the Trust.

         Section 3.22. Certain Transactions. Notwithstanding any other provision in the Bylaws, no determination shall be made by the Trustees nor shall any transaction be entered into by the Trust that would cause any shares or other beneficial interest in the Trust not to constitute "transferable shares" or "transferable certificates of beneficial interest" under Section 856(a)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

                                   ARTICLE IV

                                   COMMITTEES

         Section 4.1. Number; Tenure and Qualifications. The Board of Trustees may appoint an audit committee and other committees, composed of three (3) or more members, at least one (1) of which shall be a Trustee, to serve at the pleasure of the Board of Trustees.

         Section 4.2. Powers. The Trustees may delegate any of the powers of the Trustees to committees appointed under Section 4.1 and composed solely of Trustees, except as prohibited by law.

         Section 4.3. Meetings. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Trustee to act in the place of such absent member. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees.

         One-third, but not less than one, of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee. The Board of Trustees may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide. In the absence or disqualification of any member of any such committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another Trustee to act at the meeting in the place of such absent or disqualified members.

         Each committee shall keep minutes of its proceedings and shall report the same to the Board of Trustees at the next succeeding meeting, and any action by the committee shall be subject to revision and alteration by the Board of Trustees, provided that no rights of third persons shall be affected by any such revision or alteration.

         Section 4.4. Telephone Meetings. Members of a committee of the Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

         Section 4.5. Informal Action by Committees. Any action required or permitted to be taken at any meeting of a committee of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

         Section 4.6. Vacancies. Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

                                   ARTICLE V

                                    OFFICERS

         Section 5.1. General Provisions. The officers of the Trust shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, a chief operating officer, a chief financial officer, one or more vice presidents, one or more assistant secretaries and one or more assistant treasurers. In addition, the Trustees may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Trust shall be elected annually by the Trustees at the first meeting of the Trustees held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. In their discretion, the Trustees may leave unfilled any office except that of president and secretary. Election of an officer or agent shall not of itself create contract rights between the Trust and such officer or agent.

         Section 5.2. Removal and Resignation. Any officer or agent of the Trust may be removed by the Trustees if in their judgment the best interests of the Trust would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Trust may resign at any time by giving written notice of his resignation to the Trustees, the chairman of the board, the president or the secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Trust.

         Section 5.3. Vacancies. A vacancy in any office may be filled by the Trustees for the balance of the term.

         Section 5.4. Chief Executive Officer. The Trustees may designate a chief executive officer from among the elected officers. The chief executive officer shall have responsibility for implementation of the policies of the Trust, as determined by the Trustees, and for the administration of the business affairs of the Trust. In the absence of both the chairman and vice chairman of the board, the chief executive officer shall preside over the meetings of the Trustees at which he shall be present. The Managing Trustees, or any of them, may be designated to function as the chief executive officer of the Trust.

         Section 5.5. Chief Operating Officer. The Trustees may designate a chief operating officer from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees or the chief executive officer.

         Section 5.6. Chief Financial Officer. The Trustees may designate a chief financial officer from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees or the chief executive officer.

         Section 5.7. Chairman and Vice Chairman of the Board. The chairman of the board, if any, shall in general oversee all of the business and affairs of the Trust. In the absence of the chairman of the board, the vice chairman of the board, if any, shall preside at such meetings at which he shall be present. The chairman and the vice chairman of the board, if any, may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed. The chairman of the board and the vice chairman of the board, if any, shall perform such other duties as may be assigned to him or them by the Trustees. In the absence of a chairman and vice chairman of the board or if none are appointed, the Managing Trustees, or either of them, shall perform all duties and have all power and authority assigned to the chairman under these Bylaws.

         Section 5.8. President. The president may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Trustees from time to time.

         Section 5.9. Vice Presidents. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to him by the president or by the Trustees. The Trustees may designate one or more vice presidents as executive vice president, senior vice president or as vice president for particular areas of responsibility.

         Section 5.10. Secretary. The secretary shall (a) keep the minutes of the proceedings of the shareholders, the Trustees and committees of the Trustees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the Trust records and of the seal of the Trust; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) maintain at the principal office of the Trust a share register, showing the ownership and transfers of ownership of all shares of the Trust, unless a transfer agent is employed to maintain and does maintain such a share register; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or the Trustees.

         Section 5.11. Treasurer. The treasurer shall have the custody of the funds and securities of the Trust and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust and shall deposit all moneys and other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Trustees.

         He shall disburse the funds of the Trust as may be ordered by the Trustees, taking proper vouchers for such disbursements, and shall render to the president and Trustees, at the regular meetings of the Trustees or whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the Trust.

         Section 5.12. Assistant Secretaries and Assistant Treasurers. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Trustees. The assistant treasurers shall, if required by the Trustees, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Trustees.

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.1. Contracts. The Trustees may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the Trustees or by an authorized person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees.

         Section 6.2. Checks and Drafts. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or agent of the Trust in such manner as shall from time to time be determined by the treasurer or by the Trustees.

         Section 6.3. Deposits. All funds of the Trust not otherwise employed shall be deposited from time to time to the credit of the Trust in such banks, trust companies or other depositories as the treasurer or the Trustees may designate.

                                  ARTICLE VII

                                     SHARES

         Section 7.1. Certificates. Ownership of shares shall be evidenced by certificates. Each shareholder shall be entitled to a certificate or certificates, in such form as the Trustees shall from time to time approve, which shall represent and certify the number of shares of each class of beneficial interests held by him in the Trust. Unless otherwise determined by the Trustees, such certificates shall be signed by the chief executive officer, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Trust. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Trust shall from time to time issue several classes of shares, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. There shall be filed with each transfer agent a copy of the form of certificate as approved by the Trustees, certified by the chairman, president or secretary, and such form shall continue to be used unless and until the Trustees approve some other form. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Trust may set forth upon the face or back of the certificate a statement that the Trust will furnish to any shareholder, upon request and without charge, a full statement of such information.

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

         Section 7.2. Transfers.

                  (a) Certificates shall be treated as negotiable and title thereto and to the shares they represent shall be transferred by delivery thereof to the same extent as those of a Maryland stock corporation. Upon surrender to the Trust or the transfer agent of the Trust of a share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Trust shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                  (b) The Trust shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided in these Bylaws or by the laws of the State of Maryland.

                  (c) Notwithstanding the foregoing, transfers of shares of beneficial interest of the Trust will be subject in all respects to the Declaration of Trust and all of the terms and conditions contained therein.

         Section 7.3. Replacement Certificate. Any officer designated by the Trustees may direct a new certificate to be issued in place of any certificate previously issued by the Trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Trustees may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Trust to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

         Section 7.4. Closing of Transfer Books or Fixing of Record Date.

                  (a) The Trustees may set, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or determining shareholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of shareholders for any other proper purpose.

                  (b) In lieu of fixing a record date, the Trustees may provide that the share transfer books shall be closed for a stated period but not longer than twenty (20) days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days before the date of such meeting.

                  (c) If no record date is fixed and the share transfer books are not closed for the determination of shareholders, (i) the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (ii) the record date for the determination of shareholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of

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

business on the day on which the resolution of the Trustees, declaring the dividend or allotment of rights, is adopted.

                  (d) When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

         Section 7.5. Share Ledger. The Trust shall maintain at its principal office or at the office of its counsel, accountants or transfer agent a share ledger containing the name and address of each shareholder and the number of shares of each class held by such shareholder.

         Section 7.6. Fractional Shares; Issuance of Units. The Trustees may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Declaration of Trust or these Bylaws, the Trustees may issue units consisting of different securities of the Trust. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Trust, except that the Trustees may provide that for a specified period securities of the Trust issued in such unit may be transferred on the books of the Trust only in such unit.

                                  ARTICLE VIII

                                   FISCAL YEAR

         The fiscal year of the Trust shall be the calendar year.

                                   ARTICLE IX

                                  DISTRIBUTIONS

         Section 9.1. Authorization. Dividends and other distributions upon the shares of beneficial interest of the Trust may be authorized and declared by the Trustees, subject to the provisions of law and the Declaration of Trust. Dividends and other distributions may be paid in cash, property or shares of the Trust, subject to the provisions of law and the Declaration of Trust.

         Section 9.2. Contingencies. Before payment of any dividends or other distributions, there may be set aside out of any funds of the Trust available for dividends or other distributions such sum or sums as the Trustees may from time to time, in their absolute discretion, think proper as a reserve fund for contingencies or for any other purpose as the Trustees shall determine to be in the best interest of the Trust, and the Trustees may modify or abolish any such reserve in the manner in which it was created.

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

                                   ARTICLE X

                                      SEAL

         Section 10.1. Seal. The Trustees may authorize the adoption of a seal by the Trust. The seal shall have inscribed thereon the name of the Trust and the year of its formation. The Trustees may authorize one or more duplicate seals and provide for the custody thereof.

         Section 10.2. Affixing Seal. Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.

                                   ARTICLE XI

                     INDEMNIFICATION AND ADVANCE OF EXPENSES

         To the maximum extent permitted by Maryland law in effect from time to time, the Trust shall indemnify (a) any Trustee, officer or shareholder or any former Trustee, officer or shareholder (including among the foregoing, for all purposes of this Article XI and without limitation, any individual who, while a Trustee, officer or shareholder and at the express request of the Trust, serves or has served another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee of such real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) who has been successful, on the merits or otherwise, in the defense of a proceeding to which he was made a party by reason of service in such capacity, against reasonable expenses incurred by him in connection with the proceeding, (b) any Trustee or officer or any former Trustee or officer against any claim or liability to which he may become liable or subject by reason of such status or actions in such capacity and (c) each shareholder or former shareholder against any claim or liability to which he may become subject by reason of such status. In addition, the Trust shall, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a Trustee, officer or shareholder or former Trustee, officer or shareholder made a party to a proceeding by reason such status, provided that, in the case of a Trustee or officer, the Trust shall have received (i) a written affirmation by the Trustee or officer of his good faith belief that he has met the applicable standard of conduct necessary for indemnification by the Trust as authorized by Maryland law and (ii) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the applicable standard of conduct was not met. The Trust may, with the approval of its Trustees, provide such indemnification or payment or reimbursement of expenses to any Trustee, officer or shareholder or any former Trustee, officer or shareholder who served a predecessor of the Trust and to any employee or agent of the Trust or a predecessor of the Trust. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Declaration of Trust or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

         Any indemnification or payment or reimbursement of the expenses permitted by these Bylaws shall be furnished in accordance with the procedures provided for indemnification or payment or reimbursement of expenses, as the case may be, under Section 2-418 of the MGCL for directors of Maryland corporations. The Trust may provide to Trustees, officers and shareholders such other and further indemnification or payment or reimbursement of expenses, as the case may be, to the fullest extent permitted by the MGCL, as in effect from time to time, for directors of Maryland corporations.

                                  ARTICLE XII

                                WAIVER OF NOTICE

         Whenever any notice is required to be given pursuant to the Declaration of Trust, these Bylaws or applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIII

                                   THE ADVISOR

         Section 13.1. Employment of Advisor. The Trustees are not and shall not be required personally to conduct the business of the Trust, and the Trustees shall have the power to appoint, employ or contract with any person (including one or more of themselves or any corporation, partnership, or trust in which one or more of them may be Trustees, officers, shareholders, partners or trustees) as the Trustees may deem necessary or proper for the transaction of the business of the Trust. The Trustees may therefore employ or contract with such person (herein referred to as the "Advisor") and may grant or delegate such authority to the Advisor as the Trustees may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by boards of trustees or boards of directors of business corporations. The Advisor shall be required to use its best efforts to supervise the operation of the Trust in a manner consistent with the investment policies and objectives of the Trust as established from time to time by the Trustees.

         The  Trustees   shall  have  the  power  to  determine  the  terms  and
compensation of the Advisor or any other person whom it may cause the Trust to employ or with whom it may cause the Trust to contract for advisory services. The Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trustees and to make executive decisions which conform to general policies and general principles previously established by the Trustees.

         Section 13.2. Other Activities of Advisor. The Advisor shall not be required to administer the Trust as its sole and exclusive function and may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of advice or services of any kind to other investors or any other persons (including other real estate investment trusts) and the management of other investments. The Trustees may request the Advisor to engage in certain other activities which complement the Trust's investments, and the Advisor may receive compensation or commissions therefor from the Trust or other persons.

         Neither the Advisor nor any affiliate of the Advisor shall be obligated to present any particular investment opportunities to the Trust, even if such opportunities are of a character such that, if presented to the Trust, they could be taken by the Trust, and, subject to the foregoing, each of them shall be protected in taking for its own account or recommending to others any such particular investment opportunity.

         Notwithstanding the foregoing, the Advisor shall be required to use its best efforts to present the Trust with a continuing and suitable program consistent with the investment policies and objectives of the Trust and with investments which are representative of, comparable with and on similar terms as investments being made by Affiliates of the Advisor, or by the Advisor for its own account or for the account of any person for whom the Advisor is providing advisory services. In addition, the Advisor shall be required to, upon the request of any Trustee, promptly furnish the Trustees with such information on a confidential basis as to any investments within the investment policies of the Trust made by Affiliates of the Advisor or by the Advisor for its own account or for the account of any person for whom the Advisor is providing advisory services.

                                  ARTICLE XIV

                               AMENDMENT OF BYLAWS

         Except for any change for which the Declaration or these Bylaws requires approval by more than a majority vote of the Trustees, these Bylaws may be amended or repealed or new or additional Bylaws may be adopted only by the vote or written consent of a majority of the Trustees.

                                   ARTICLE XV

                                  MISCELLANEOUS

         Section 15.1. References to Declaration of Trust. All references to the Declaration of Trust shall include any amendments thereto.

         Section 15.2. Inspection of Bylaws. The Trustees shall keep at the principal office for the transaction of business of the Trust the original or a copy of the Bylaws as amended or otherwise altered to date, certified by the secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

         Section 15.3. Election to be Subject to Part of Title 3, Subtitle 8. Notwithstanding any other provision contained in the Declaration of Trust or these Bylaws, the Trust hereby elects to be subject to Section 3-804(b) and (c) of Title 3, Subtitle 8 of the Corporations and Associations

Article of the  Annotated  Code of Maryland  (or any  successor  statute).  This section 15.3 only may be repealed, in whole or in part, by a subsequent amendment to these Bylaws.


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